UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22041

Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2013

To Our Shareholders,

For the year ended October 31, 2013, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 14.9% compared with an increase of 27.2% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the 3 Month US Treasury Bill Index for this year was 0.09%. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of October 31, 2013.

Commentary

Global deal volume rose 2% to $2.6 trillion in 2012, compared to 2011. The fourth calendar quarter of 2012 showed significant strength, with deal volume rising 53% sequentially. While certainly an improvement, merger and acquisition (“M&A”) activity was still lower than before the recession. Continuing sovereign debt issues in Europe, fiscal cliff concerns in the United States, and persistent unemployment contributed to nervousness among corporations contemplating deals.

In the first calendar quarter of 2013, global deal volume increased 10% to $542.8 billion compared with 2012. The percentage of deals valued at over $5 billion increased markedly versus 2012, and private equity involvement in M&A was a major theme in the quarter as well.

After a strong first quarter, global deal volume slowed dramatically in the second quarter. Total deal volume was $454.0 billion, down 27% year over year and 16% sequentially. First half M&A was down 13% from 2012, marking the weakest first half since 2009. Cross-border M&A fell 34% in the second quarter versus the same period last year to $164.5 billion. Despite a slowdown in the second quarter, private equity backed deals were strong in the first half of 2013, with a volume of over $160 billion, up 43% versus 2012.

After a weaker second quarter, global deal volumes recovered in the third quarter. Total deal volume was $703.2 billion, up 17% year over year and 55% sequentially. For the first nine months of 2013, M&A volume increased 2% versus 2012. Several large deals (those valued over $5 billion) were announced this quarter, and the trend of private equity buyers participating in transactions continued. Specifically, private equity backed M&A increased 16% versus the first nine months of 2012.

During the quarter ended September 30, on a sector specific basis, telecommunications overtook energy and power as the most active industry for deals. Several large transactions in the telecom space accounted for this. Energy and power accounted for 13% of activity and real estate related deals represented 12% as these two sectors remained strong. Materials was the weakest sector relative to 2012, with 45% lower M&A volume.

Selected deals that closed during the Fund’s fiscal year

Schiff Nutrition International Inc. manufactures and distributes nutritional supplements including brands such as MegaRed, Move Free, Airborne, and Digestive Advantage/Sustenex. On October 30, 2012, Bayer AG, a German pharmaceutical company, agreed to acquire Schiff for $34 per share or roughly $1.2 billion. Less than a month later, Reckitt Benckiser Group PLC (RB - 3,879 pence - LSE) counterbid $42 per share ($1.4 billion) for all of Schiff’s outstanding shares. Bayer dropped its bid, and Reckitt successfully completed its tender offer on December 17, 2012. The Fund earned an annualized return of 70.4%.

Ralcorp Holdings, Inc., based in St. Louis, MO, is a leading producer of private label packaged food for the North American market. On January 29, 2013, Ralcorp Holdings was acquired by ConAgra Foods, Inc. (CAG - $35.37 - NYSE), a major U.S. consumer and commercial foods producer based in Nebraska, to create the largest private brand packaged food company in North America. Ralcorp Holdings shareholders received $90.00 in cash for their shares, valuing the entire company at approximately $5.0 billion. The merger generated an annualized return of 9.3% for the Fund.

H.J. Heinz Company was acquired on June 7, 2013 by investment company Berkshire Hathaway and private equity firm 3G Capital for $72.50 in a cash merger (in addition, shareholders received a $0.515 quarterly dividend). The total transaction value was $28 billion. H.J. Heinz is a major food products company based in Pittsburgh, Pennsylvania. The Fund realized an annualized return of 3.5%.

CH Energy Group, Inc. is a holding company comprised of two wholly owned subsidiaries: Central Hudson and CHEC. Central Hudson is a regulated gas and electric utility and CHEC has ownership interests in unregulated businesses and investments. The company, based in Poughkeepsie, New York, was acquired by Fortis on June 27, 2013, a Newfoundland based distribution utility in Canada, for $65.00 per share or $1.5 billion (in addition, shareholders received a $0.555 dividend every quarter). The companies received approval from the NYS Public Service Commission after months of regulatory related delays. The merger generated a 14.3% return for the Fund.

Lufkin Industries Inc. provides artificial lift products and services to enhance the flow of oil and gas from wells. On July 1, 2013, General Electric acquired Lufkin Industries for $88.50 cash per share (in addition, the company paid a $0.125 quarterly dividend). General Electric has been continuing to strengthen its oil and gas business, and the $3.3 billion merger gave General Electric access to Lufkin’s products and services. The deal produced an annualized return of 3.4% for the Fund.

Gardner Denver Inc., a manufacturer of industrial machinery and parts based in Wayne, PA, was acquired by Kohlberg Kravis Roberts & Co. L.P. (0.1%) (“KKR”) on July 30, 2013. KKR is a private equity firm with $75.5 billion under management. The merger consideration was $76.00 per share, or $3.9 billion total (in addition, the company paid a $0.05 quarterly dividend). The deal generated an annualized return of 4.5% for the Fund.

D.E Master Blenders 1753 NV is a Netherlands incorporated global producer of coffee and tea products. The company became public in June of 2012 as a spinoff (together with Hillshire Brands) from former consumer packaged goods company Sara Lee Corp. Joh. A. Benckiser, a European private company with several holdings in the consumer packaged goods universe, made a €12.50 cash offer for the shares of D.E Master Blenders. The tender was extended in order to reach 95% acceptance and Mr. Benckiser is currently performing a statutory buy-out of the untendered shares. Our tendered shares were accepted and we received payment on September 18, 2013, for an annualized return of 14.2% for the Fund.

We appreciate your continuing confidence and trust.

Comparative Results

Average Annual Returns through October 31, 2013 (a)(b) (Unaudited)				Since Inception (2/28/01)
	1 Year	5 Year	10 Year
Class A (EMAAX)	14.90%	9.98%	4.93%	4.73%
With sales charge (c)	8.29	8.69	4.31	4.24
Class AAA (EAAAX)	15.09	10.14	5.00	4.79
Class B (EMABX)	14.22	9.37	4.35	4.15
With contingent deferred sales charge (d)	9.22	9.09	4.35	4.15
Class C (EMACX)	14.33	9.39	4.35	4.16
With contingent deferred sales charge (e)	13.33	9.39	4.35	4.16
Class Y (EMAYX)	15.34	10.49	5.40	5.20
S&P 500 Index	27.18	15.17	7.46	4.82
Lipper U.S. Treasury Money Market Fund Average	0.01	0.02	1.30	1.36
3 Month U.S. Treasury Bill Index	0.09	0.14	1.69	1.82

In the current prospectuses dated February 28, 2013, the Fund’s expense ratios are 1.50%, 1.70%, 2.25%, 2.25%, and 1.25% for the Class AAA, A, B, C, and Y Shares, respectively. See page 12 for expense ratios for the year ended October 31, 2013. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(e)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2013 through October 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2013.

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$1,057.60	1.47%	$ 7.62
Class A	$1,000.00	$1,057.20	1.67%	$ 8.66
Class B	$1,000.00	$1,053.50	2.22%	$11.49
Class C	$1,000.00	$1,053.50	2.22%	$11.49
Class Y	$1,000.00	$1,058.70	1.22%	$ 6.33
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.80	1.47%	$ 7.48
Class A	$1,000.00	$1,016.79	1.67%	$ 8.49
Class B	$1,000.00	$1,014.01	2.22%	$11.27
Class C	$1,000.00	$1,014.01	2.22%	$11.27
Class Y	$1,000.00	$1,019.06	1.22%	$ 6.21

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2013:

Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	40.8%
Consumer Discretionary	13.2%
Health Care	9.7%
Consumer Staples	6.5%
Industrials	6.3%
Telecommunication Services	5.7%
Materials	5.0%

Utilities	4.9%
Financials	3.3%
Information Technology	2.3%
Energy	1.5%
Other Assets and Liabilities (Net)	0.8%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2013

Shares		Cost	Market Value

	COMMON STOCKS — 58.2%
	CONSUMER DISCRETIONARY — 13.2%
	Auto Components — 0.3%
8,200	Cooper Tire & Rubber Co.	$237,908	$213,282
10,000	Tenneco Inc.†	31,846	530,700

		269,754	743,982

	Diversified Consumer Services — 1.1%
22,000	Corinthian Colleges Inc.†	143,440	47,080
200,000	Stewart Enterprises Inc., Cl. A	2,611,768	2,642,000

		2,755,208	2,689,080

	Hotels, Restaurants, and Leisure — 1.2%
4,000	Churchill Downs Inc.	130,964	343,640
180,000	Dover Motorsports Inc.	667,976	424,800
80,000	Ladbrokes plc	150,377	245,130
8,000	Orient-Express Hotels Ltd., Cl. A†	87,650	106,480
80,000	SHFL Entertainment Inc.†	1,822,260	1,854,400

		2,859,227	2,974,450

	Household Durables — 0.3%
7,500	Harman International Industries Inc.	259,630	607,650
10,000	Nobility Homes Inc.†	145,312	92,500
20,000	Skyline Corp.†	141,168	87,400

		546,110	787,550

	Media — 8.1%
100,000	ACME Communications Inc.	116,851	7,000
400,000	Belo Corp., Cl. A	5,501,732	5,492,000
25,000	British Sky Broadcasting Group plc	272,827	375,800
150,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,307,515	1,275,000
80,000	Crown Media Holdings Inc., Cl. A†	368,045	265,600
3,600	Discovery Communications Inc., Cl. A†	51,321	320,112
3,600	Discovery Communications Inc., Cl. C†	35,828	297,756
22,000	DISH Network Corp., Cl. A	422,307	1,060,400
7,000	Liberty Global plc, Cl. A†	532,280	548,590
7,000	Liberty Global plc, Cl. C†	501,690	524,020
24,000	Liberty Media Corp., Cl. A†	292,886	3,669,840
20,000	Shaw Communications Inc., Cl. B	265,164	478,600
50,000	Sky Deutschland AG†	436,937	493,544
24,000	Starz, Cl. A†	39,939	723,600
80,000	Telenet Group Holding NV	3,620,714	4,393,695

		13,766,036	19,925,557

	Multiline Retail — 1.6%
250,000	Saks Inc.†	3,977,065	3,997,500

Shares		Cost	Market Value

	Specialty Retail — 0.6%
12,000	Aaron’s Inc.	$333,679	$340,440
10,000	Pier 1 Imports Inc.	63,663	208,800
60,000	The Pep Boys—Manny, Moe & Jack†	677,505	776,400

		1,074,847	1,325,640

	TOTAL CONSUMER DISCRETIONARY	25,248,247	32,443,759

	HEALTH CARE — 9.6%
	Biotechnology — 3.5%
200	Biogen Idec Inc.†	8,012	48,838
6,800	Bio-Rad Laboratories Inc., Cl. A† .	693,006	839,936
100,000	Life Technologies Corp.†	7,357,036	7,531,000

		8,058,054	8,419,774

	Health Care Equipment and Supplies — 2.2%
44,000	ArthroCare Corp.†	580,978	1,647,360
13,000	Exactech Inc.†	175,288	295,100
3,000	ICU Medical Inc.†	210,485	185,400
90,000	MAKO Surgical Corp.†	2,654,747	2,682,900
28,497	Rochester Medical Corp.†	567,612	569,370
992	Wright Medical Group Inc.†	23,104	26,953

		4,212,214	5,407,083

	Health Care Providers and Services — 0.1%
1,000	Chemed Corp.	30,478	67,820
7,000	Rhoen Klinikum AG	152,601	195,456

		183,079	263,276

	Health Care Technology — 0.3%
40,000	Greenway Medical Technologies†	810,197	814,000

	Life Sciences Tools and Services — 1.3%
10,000	Illumina Inc.†	441,347	935,100
78,000	WuXi PharmaTech Cayman Inc., ADR†	1,435,474	2,281,500

		1,876,821	3,216,600

	Pharmaceuticals — 2.2%
100	Acino Holding AG†	12,619	12,663
23,600	Allergan Inc.	1,356,306	2,138,396
26,000	Bristol-Myers Squibb Co.	747,679	1,365,520
8,000	Celesio AG	219,121	249,121
200	Cornerstone Therapeutics Inc.†	1,901	1,894
60,000	Elan Corp. plc, ADR†	847,818	999,600
5,991	Grifols SA, ADR	80,399	180,689
9,000	Hi-Tech Pharmacal Co. Inc	387,802	387,810

		3,653,645	5,335,693

	TOTAL HEALTH CARE	18,794,010	23,456,426

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2013

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	CONSUMER STAPLES — 6.5%
	Food and Staples Retailing — 2.9%
1,000	Blyth Inc.	$14,257	$13,810
22,000	Casey’s General Stores Inc.	890,591	1,603,360
65,000	Harris Teeter Supermarkets Inc.	3,197,892	3,205,800
2,000	Nash Finch Co.	47,782	56,120
20,000	Shoppers Drug Mart Corp.	1,166,271	1,168,561
4,000	Spartan Stores Inc.	14,980	94,120
29,700	Village Super Market Inc., Cl. A	678,292	1,088,802

		6,010,065	7,230,573

	Food Products — 3.2%
197,919	Dole Food Co. Inc.†	2,650,025	2,681,802
4,500	Flowers Foods Inc.	10,669	114,030
40,000	GrainCorp Ltd., Cl. A	465,859	466,528
27,000	Hillshire Brands Co.	793,662	886,410
510,000	Parmalat SpA	1,887,071	1,714,518
6,500	Post Holdings Inc.†	163,261	279,175
44,000	Tootsie Roll Industries Inc.	959,797	1,408,000
1,000	Warrnambool Cheese & Butter Factory Co. Holdings Ltd.	6,834	7,845
400,000	Yashili International Holdings Ltd.	180,714	186,766

		7,117,892	7,745,074

	Personal Products — 0.4%
50,000	Avon Products Inc.	961,302	875,000

	TOTAL CONSUMER STAPLES	14,089,259	15,850,647

	INDUSTRIALS — 6.3%
	Aerospace and Defense — 0.7%
15,000	Exelis Inc.	190,129	247,350
40,000	Kaman Corp.	1,361,916	1,487,200

		1,552,045	1,734,550

	Air Freight and Logistics — 0.3%
80,000	TNT Express NV	853,326	738,619

	Commercial Services and Supplies — 0.7%
60,000	Mac-Gray Corp.	1,270,782	1,264,800
1,000	National Technical Systems Inc.†	22,894	22,890
7,000	Rollins Inc.	21,042	193,480
10,000	The Brink’s Co.	275,160	314,000

		1,589,878	1,795,170

	Machinery — 3.7%
10,000	CIRCOR International Inc.	277,472	737,700
3,000	CNH Industrial NV†	34,740	35,478
3,400	Hoganas AB, Cl. B	171,130	177,082
870,000	Invensys plc	6,687,851	7,016,691
30,000	Xylem Inc.	883,503	1,035,000

		8,054,696	9,001,951

Shares		Cost	Market Value

	Railroads and Transportation — 0.9%
9,000	GATX Corp.	$303,464	$463,950
50,600	Navistar International Corp.†	1,257,991	1,829,696

		1,561,455	2,293,646

	TOTAL INDUSTRIALS	13,611,400	15,563,936

	TELECOMMUNICATION SERVICES — 5.7%
	Diversified Telecommunications Services — 0.9%
280,000	Asia Satellite Telecommunications
	Holdings Ltd.	604,206	1,087,063
150,000	Cincinnati Bell Inc.†	564,867	429,000
220,000	Koninklijke KPN NV†	657,892	703,154
1,000	Ziggo NV	35,195	42,912

		1,862,160	2,262,129

	Wireless Telecommunications Services — 4.8%
8,000	BlackBerry Ltd.†	65,392	63,280
315,000	Leap Wireless International Inc.†	5,105,029	5,071,500
18,000	Millicom International Cellular SA, SDR	1,303,107	1,659,709
1,000	Rogers Communications Inc., Cl. B	2,955	45,410
5,000	Sprint Corp.†	28,350	33,650
9,000	Telephone & Data Systems Inc.	255,177	280,620
40,000	T-Mobile US Inc.	650,000	1,109,200
70,000	United States Cellular Corp.	3,221,188	3,388,000

		10,631,198	11,651,369

	TOTAL TELECOMMUNICATION SERVICES	12,493,358	13,913,498

	MATERIALS — 5.0%
	Building Products — 1.0%
100,000	Griffon Corp.	850,000	1,253,000
12,000	Texas Industries Inc.†	383,556	644,400
12,000	Vulcan Materials Co.	471,544	642,600

		1,705,100	2,540,000

	Chemicals — 0.7%
100,000	Zoltek Companies Inc.†	1,668,380	1,670,000

	Containers and Packaging — 2.3%
9,000	Greif Inc., Cl. B	481,339	511,650
290,000	Myers Industries Inc.	5,807,166	5,167,800

		6,288,505	5,679,450

	Metals and Mining — 0.7%
95,000	Alcoa Inc.	923,952	880,650
1,200	Allegheny Technologies Inc.	85,116	39,720
90,000	AuRico Gold Inc.	713,938	369,900
4,000	Camino Minerals Corp.†	749	77
12,000	Gold Fields Ltd., ADR	129,349	55,200
20,000	International Minerals Corp.	55,762	54,285
20,000	Pan American Silver Corp.	320,607	212,535

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2013

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	MATERIALS (Continued)
	Metals and Mining (Continued)
3,000	Sibanye Gold Ltd., ADR	$21,057	$16,860

		2,250,530	1,629,227

	Paper and Forest Products — 0.3%
20,000	Ainsworth Lumber Co. Ltd.†	76,384	75,577
400,000	Vinda International Holdings Ltd.	561,364	567,006

		637,748	642,583

	TOTAL MATERIALS	12,550,263	12,161,260

	UTILITIES — 4.9%
	Electric Utilities — 3.3%
18,000	Duke Energy Corp.	919,359	1,291,140
44,000	Endesa SA†	1,408,346	1,276,072
230,000	NV Energy Inc.	5,425,903	5,460,200

		7,753,608	8,027,412

	Gas Utilities — 0.1%
4,000	Southwest Gas Corp.	139,331	217,040

	Independent Power Producers and Energy Traders — 0.0%
75,000	GenOn Energy Inc., Escrow†	0	0

	Multi-Utilities — 1.3%
68,000	NorthWestern Corp.	1,901,731	3,117,120

	Water — 0.2%
20,000	Severn Trent plc	537,388	595,507

	TOTAL UTILITIES	10,332,058	11,957,079

	FINANCIALS — 3.3%
	Capital Markets — 0.4%
50,000	BKF Capital Group Inc.†	200,759	56,000
12,300	Lender Processing Services Inc.	395,150	424,596
82,000	SWS Group Inc.†	846,574	461,660

		1,442,483	942,256

	Commercial Banks — 1.0%
7,000	Camco Financial Corp.†	40,727	43,400
180,000	First Niagara Financial Group Inc.	2,469,098	1,985,400
34,000	Hudson City Bancorp Inc.	285,561	305,320
10,000	Sterling Bancorp	112,850	147,500

		2,908,236	2,481,620

	Consumer Finance — 1.6%
150,000	SLM Corp.	2,596,695	3,805,500

	Insurance — 0.0%
2,200	Argo Group International Holdings Ltd.	53,680	92,356

Shares		Cost	Market Value

3,000	CNinsure Inc., ADR†	$33,590	$14,550

		87,270	106,906

	Real Estate Management and Development — 0.2%
16,012	Ryman Hospitality Properties Inc.	297,174	591,003

	Thrift and Mortgage Finance — 0.1%
10,000	New York Community Bancorp Inc.	165,939	162,100

	TOTAL FINANCIALS	7,497,797	8,089,385

	INFORMATION TECHNOLOGY — 2.3%
	Communications Equipment — 0.1%
25,000	Emulex Corp.†	196,563	188,250

	Electrical Equipment and Instruments — 1.6%
165,000	Gerber Scientific Inc., Escrow†	0	1,650
45,000	Laird plc	140,085	180,384
22,000	Molex Inc.	846,275	849,200
22,000	Molex Inc., Cl. A	844,338	847,000
4,500	Park Electrochemical Corp.	106,112	126,225
11,000	SGL Carbon SE	366,198	429,987
1,000	Symmetricom Inc.†	7,184	7,170
435,000	Tellabs Inc.	1,063,995	1,061,400
31,000	Zygo Corp.†	280,777	478,640

		3,654,964	3,981,656

	Semiconductors and Semiconductor Equipment — 0.1%
1,125	Lam Research Corp.†	40,871	61,009
2,500	LTX-Credence Corp.†	18,894	15,325
10,000	MoSys Inc.†	39,042	44,000
10,000	PLX Technology Inc.†	66,137	60,400

		164,944	180,734

	Software — 0.5%
38,000	BMC Software Stub†	0	1,900
2,000	Ebix Inc.	32,126	22,760
75,000	FalconStor Software Inc.†	251,646	111,000
37,000	Stonesoft OYJ†	214,141	223,554
21,000	Take-Two Interactive Software Inc.†	165,398	376,110
32,000	The Active Network Inc.†	459,913	462,080

		1,123,224	1,197,404

	TOTAL INFORMATION TECHNOLOGY	5,139,695	5,548,044

	ENERGY — 1.4%
	Oil, Gas, and Consumable Fuels — 1.4%
4,000	Anadarko Petroleum Corp.	203,154	381,160
600	Berry Petroleum Co., Cl. A	27,593	28,650
125,000	Dragon Oil plc	784,424	1,180,512
45,000	Edgen Group Inc.†	537,060	538,650

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2013

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	ENERGY (Continued)
	Oil, Gas, and Consumable Fuels (Continued)
345,000	Gulf Coast Ultra Deep Royalty Trust†	$603,750	$834,900
11,592	Halcon Resources Corp.†	100,633	60,047
16,000	Heritage Oil plc†	81,908	47,589
10,000	Petrominerales Ltd.	114,907	114,995
30,000	Verenium Corp.†	119,592	119,700
1,000	Veripos Inc.	4,909	4,939
140,000	WesternZagros Resources Ltd.†	409,637	123,531

	TOTAL ENERGY	2,987,567	3,434,673

	TOTAL COMMON STOCKS	122,743,654	142,418,707

	RIGHTS — 0.1%
	HEALTH CARE — 0.1%
20,000	Adolor Corp., CPR, expire 07/01/19†	0	10,400
5,000	American Medical Alert Corp.†	0	50
4,000	Clinical Data Inc., CVR, expire 04/14/18†	0	3,800
10,000	Cubist Pharmaceuticals Inc., CVR†	22,225	19,300
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
120,000	Sanofi, CVR, expire 12/31/20†	204,080	228,000
86,000	Trius Therapeutics, CVR†	0	11,180
4,000	Wright Medical Group Inc., CVR†	9,900	1,240

	TOTAL HEALTH CARE	236,205	274,030

	TOTAL RIGHTS	236,205	274,030

Shares		Cost	Market Value

	WARRANTS — 0.1%
	ENERGY — 0.1%
	Oil, Gas, and Consumable Fuels — 0.1%
45,000	Kinder Morgan Inc., expire 05/25/17†	$87,715	$192,600

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 40.8%
$99,849,000	U.S. Treasury Bills, 0.010% to 0.220%††, 11/07/13 to 04/24/14	99,824,957	99,828,032

	TOTAL INVESTMENTS — 99.2%	$222,892,531	242,713,369

	Other Assets and Liabilities (Net) — 0.8%		2,068,298

	NET ASSETS — 100.0%.		$244,781,667

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments, at value (cost $222,892,531)	$242,713,369
Cash	529,388
Deposit at brokers	2,884,681
Receivable for Fund shares sold	855,291
Dividends receivable	90,780
Prepaid expenses	47,336

Total Assets	247,120,845

Liabilities:
Payable for Fund shares redeemed	379,348
Payable for investments purchased	1,553,294
Payable for investment advisory fees	191,264
Payable for distribution fees	93,335
Payable for accounting fees	7,500
Other accrued expenses	114,437

Total Liabilities	2,339,178

Net Assets
(applicable to 19,536,853 shares outstanding)	$244,781,667

Net Assets Consist of:
Paid-in capital	$263,995,959
Accumulated net investment income	129,570
Accumulated net realized loss on investments, securities sold short, and foreign currency transactions	(39,165,274)
Net unrealized appreciation on investments	19,820,838
Net unrealized appreciation on foreign currency translations	574

Net Assets	$244,781,667

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($8,670,414 ÷ 684,921 shares outstanding; 100,000,000 shares authorized)	$12.66

Class A:
Net Asset Value and redemption price per share ($109,446,213 ÷ 8,706,219 shares outstanding; 200,000,000 shares authorized)	$12.57

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.34

Class B:
Net Asset Value and offering price per share ($1,857,292 ÷ 157,215 shares outstanding; 100,000,000 shares authorized)	$11.81	(a)

Class C:
Net Asset Value and offering price per share ($58,061,451 ÷ 4,917,950 shares outstanding; 100,000,000 shares authorized)	$11.81	(a)

Class Y:
Net Asset Value, offering and redemption price per share ($66,746,297 ÷ 5,070,548 shares outstanding; 100,000,000 shares authorized)	$13.16

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2013

Investment Income:
Dividends - (net of foreign withholding taxes of $71,109)	$3,912,865
Interest	58,003

Total Investment Income	3,970,868

Expenses:
Investment advisory fees	2,036,323
Distribution fees - Class AAA	20,524
Distribution fees - Class A	480,101
Distribution fees - Class B	27,438
Distribution fees - Class C	556,281
Shareholder services fees	250,842
Shareholder communications expenses	75,123
Custodian fees	69,926
Directors’ fees	68,500
Registration expenses	66,252
Legal and audit fees	65,657
Accounting fees	45,000
Interest expense	478
Miscellaneous expenses	26,622

Total Expenses	3,789,067

Less:
Custodian fee credits	(428)

Net Expenses	3,788,639

Net Investment Income	182,229

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	9,260,316
Net realized loss on securities sold short	(20,137)
Net realized loss on foreign currency transactions	(6,255)

Net realized gain on investments, securities sold short, and foreign currency transactions	9,233,924

Net change in unrealized appreciation/depreciation:
on investments	20,265,757
on foreign currency translations	(33,719)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	20,232,038

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	29,465,962

Net Increase in Net Assets Resulting from Operations	$29,648,191

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net investment income/(loss)	$182,229	$(2,455,321)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	9,233,924	4,658,444
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	20,232,038	5,765,642

Net Increase in Net Assets Resulting from Operations	29,648,191	7,968,765

Capital Share Transactions:
Class AAA	(289,710)	(402,900)
Class A	(9,062,371)	(34,690,476)
Class B	(2,268,370)	(4,845,267)
Class C	(731,644)	(14,888,349)
Class Y	27,715,990	(19,567,614)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	15,363,895	(74,394,606)

Redemption Fees	2,827	41

Net Increase/(Decrease) in Net Assets	45,014,913	(66,425,800)
Net Assets:
Beginning of period	199,766,754	266,192,554

End of period (including undistributed net investment income of $129,570 and $0, respectively)	$244,781,667	$199,766,754

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended October 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses	Portfolio Turnover Rate
Class AAA
2013	$11.00	$0.04	$1.62	$1.66	—	—	—	$0.00	$12.66	15.09%	$8,671	0.37%		1.49%	197%
2012(c)	10.60	(0.08)	0.48	0.40	—	—	—	0.00	11.00	3.77	7,814	(0.75)		1.50	202
2011	10.25	(0.04)	0.39	0.35	—	—	—	0.00	10.60	3.41	7,936	(0.39)		1.45	232
2010(d)	9.60	(0.05)	0.70	0.65	—	—	—	0.00	10.25	6.77	571	(0.80	)(e)	1.51 (e)	228
Class A
2013	$10.94	$0.02	$1.61	$1.63	—	—	—	$0.00	$12.57	14.90%	$109,446	0.15%		1.69%	197%
2012(c)	10.57	(0.11)	0.48	0.37	—	—	—	0.00	10.94	3.50	103,827	(1.00)		1.70	202
2011	10.24	(0.06)	0.39	0.33	—	—	—	0.00	10.57	3.22	134,334	(0.56)		1.65	232
2010	9.13	(0.09)	1.26	1.17	$(0.05)	$(0.01)	$(0.06)	0.00	10.24	12.93	124,637	(0.90)		1.71	228
2009	8.66	0.05	1.16	1.21	—	(0.74)	(0.74)	0.00	9.13	16.09	71,935	0.59		1.74	97
Class B
2013	$10.34	$(0.04)	$1.51	$1.47	—	—	—	$0.00	$11.81	14.22%	$1,857	(0.35)%		2.24%	197%
2012(c)	10.04	(0.18)	0.48	0.30	—	—	—	0.00	10.34	2.99	3,745	(1.74)		2.25	202
2011	9.78	(0.11)	0.37	0.26	—	—	—	0.00	10.04	2.66	8,393	(1.09)		2.20	232
2010	8.72	(0.13)	1.20	1.07	—	$(0.01)	$(0.01)	0.00	9.78	12.29	12,767	(1.41)		2.26	228
2009	8.35	0.01	1.10	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	16,280	0.08		2.29	97
Class C
2013	$10.33	$(0.04)	$1.52	$1.48	—	—	—	$0.00	$11.81	14.33%	$58,062	(0.39)%		2.24%	197%
2012(c)	10.04	(0.16)	0.45	0.29	—	—	—	0.00	10.33	2.89	51,498	(1.56)		2.25	202
2011	9.78	(0.11)	0.37	0.26	—	—	—	0.00	10.04	2.66	64,637	(1.11)		2.20	232
2010	8.72	(0.13)	1.21	1.08	$(0.01)	$(0.01)	$(0.02)	0.00	9.78	12.36	57,381	(1.43)		2.26	228
2009	8.35	0.00 (b)	1.11	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	50,096	0.02		2.29	97
Class Y
2013	$11.41	$0.06	$1.69	$1.75	—	—	—	$0.00	$13.16	15.34%	$66,746	0.48%		1.24%	197%
2012(c)	10.97	(0.05)	0.49	0.44	—	—	—	0.00	11.41	4.01	32,883	(0.49)		1.25	202
2011	10.58	(0.01)	0.40	0.39	—	—	—	0.00	10.97	3.69	50,893	(0.11)		1.20	232
2010	9.42	(0.04)	1.30	1.26	$(0.09)	$(0.01)	$(0.10)	0.00	10.58	13.49	33,755	(0.44)		1.26	228
2009	8.87	0.09	1.20	1.29	—	(0.74)	(0.74)	0.00	9.42	16.64	21,833	1.05		1.29	97

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income(Loss) would have been $(0.02) (Class AAA), $(0.05) (Class A), $(0.12) (Class B), $(0.10) (Class C), and $0.00 (Class Y), respectively, Net Realized and Unrealized Gain (Loss) on Investments would have been $0.42 (Class AAA, Class A, and Class B), $0.39 (Class C), and $0.44 (Class Y), respectively, and Net Investment Income (Loss) Ratio would have been (0.22)% (Class AAA), (0.47)% (Class A), (1.17)% (Class B), (1.00)% (Class C), and 0.02% (Class Y), respectively.

(d)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.
(e)	Annualized.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1.  Organization.  The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples
Food Products	$7,558,308	—	$186,766	$7,745,074
Other Industries (a)	8,105,573	—	—	8,105,573
Industrials
Machinery	8,824,869	$177,082	—	9,001,951
Other Industries (a)	6,561,985	—	—	6,561,985
Utilities
Independent Power Producers and Energy
Traders	—	—	0	0
Other Industries (a)	11,957,079	—	—	11,957,079
Information Technology
Electrical Equipment and Instruments	3,980,006	—	1,650	3,981,656
Software	1,195,504	—	1,900	1,197,404
Other Industries (a)	368,984	—	—	368,984
Other Industries (a)	93,499,001	—	—	93,499,001
Total Common Stocks	142,051,309	177,082	190,316	142,418,707
Rights:
Health Care	248,540	—	25,490	274,030
Warrants:
Energy	192,600	—	—	192,600
U.S. Government Obligations	—	99,828,032	—	99,828,032
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$142,492,449	$100,005,114	$215,806	$242,713,369

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

The Fund had no transfers between Level 1 and Level 2 during the year ended October 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/12	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/13	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/13†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary Media	$1	$—	$—	$(1)	$—	$—	$—	$—	$—	$—
Health Care Biotechnology	44,000	—	—	(44,000)	—	—	—	—	—	—
Consumer Staples Food Products	—	—	3,421	6,052	448,070	(270,777)	—	—	186,766	6,052
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—
Financials
Insurance	29,418	—	—	(29,418)	—	—	—	—	—	—
Information Technology
Electrical Equipment and Instruments	1,650	—	—	—	—	—	—	—	1,650	—
Software	—	—	—	1,900	—	—	—	—	1,900	1,900
Total Common Stocks	75,069	—	3,421	(65,467)	448,070	(270,777)	—	—	190,316	7,952
Rights:
Health Care	14,250	—	—	11,240	0	—	—	—	25,490	11,240
TOTAL INVESTMENTS IN SECURITIES	$89,319	$—	$3,421	$(54,227)	$448,070	$(270,777)	$—	$—	$215,806	$19,192

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Description	Balance at 10/31/13	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples Food and Staples Retailing	$186,766	Last available closing price	Discount Range	0%
All Other Investments (a)	29,040

	$215,806

(a)	Includes fair value securities of immaterial investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General.  The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation.  Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at October 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for financial statements whose fiscal year begins after December 31, 2012. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

At October 31, 2013, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at October 31, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign exchange contracts held until January 25, 2013 had an average monthly notional value while outstanding of approximately $7,151,951.

For the year ended October 31, 2013, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency, within Net realized loss on foreign currency transactions and Net change in unrealized depreciation on foreign currency translations.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At October 31, 2013, there were no short sales outstanding.

Restricted Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at October 31, 2013.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to write-off of current year net operating loss and adjustment for sale of partnership securities. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2013, reclassifications were made to increase accumulated net investment income by $2,106,884 and decrease accumulated net realized loss on investments, securities sold short, and foreign currency transactions by $103,464, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended October 31, 2013 or October 31, 2012.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

At October 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(36,580,329)
Net unrealized appreciation on investments and foreign currency translations	17,366,037
Total	$(19,214,292)

At October 31, 2013, the Fund had a net capital loss carryforward for federal income tax purposes of $36,580,329 which is available to reduce future required distributions of net capital gains to shareholders through 2017. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year October 31, 2013, the Fund utilized capital loss carryforwards of $8,065,694.

At October 31, 2013, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses on wash sales for tax purposes and tax basis adjustments on partnership securities.

The following summarizes the tax cost of investments and the related net unrealized appreciation at October 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$225,347,906	$24,249,630	$(6,884,167)	$17,365,463

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended October 31, 2010 through October 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $ 1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receive annual fees of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended October 31, 2013, other than short term securities and U.S. Government obligations, aggregated $292,850,292 and $336,328,079, respectively.

6.  Transactions with Affiliates.  During the year ended October 31, 2013, the Fund paid brokerage commissions on security trades of $154,002 to G.research, Inc. (formerly Gabelli & Company, Inc.) an affiliate of the Adviser. Additionally, the Distributor retained a total of $18,529 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended October 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

in “interest expense” in the Statement of Operations. During the year ended October 31, 2013, there were no borrowings outstanding under the line of credit.

8.  Capital Stock.  The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. Class AAA Shares and Class Y Shares are offered to qualified investors without a sales charge.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended October 31, 2013 and 2012 amounted to $2,827 and $41, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	284,710	$3,393,531	110,850	$1,201,190
Shares redeemed	(310,248)	(3,683,241)	(149,073)	(1,604,090)

Net decrease	(25,538)	$(289,710)	(38,223)	$(402,900)

Class A
Shares sold	4,119,347	$49,148,112	2,733,955	$29,401,911
Shares redeemed	(4,900,480)	(58,210,483)	(5,950,837)	(64,092,387)

Net decrease	(781,133)	$(9,062,371)	(3,216,882)	$(34,690,476)

Class B
Shares sold	582	$6,444	—	—
Shares redeemed	(205,561)	(2,274,814)	(473,384)	$(4,845,267)

Net decrease	(204,979)	$(2,268,370)	(473,384)	$(4,845,267)

Class C
Shares sold	1,177,677	$13,005,531	381,721	$3,897,314
Shares redeemed	(1,243,049)	(13,737,175)	(1,836,896)	(18,785,663)

Net decrease	(65,372)	$(731,644)	(1,455,175)	$(14,888,349)

Class Y
Shares sold	4,764,657	$59,826,019	1,175,847	$13,103,537
Shares redeemed	(2,577,137)	(32,110,029)	(2,931,699)	(32,671,151)

Net increase/(decrease)	2,187,520	$27,715,990	(1,755,852)	$(19,567,614)

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Enterprise Mergers and Acquisitions Fund (a series of the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

December 18, 2013

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]
INTERESTED DIRECTORS[3]:
Regina M. Pitaro Director Age: 58	Since 2008	1	Managing Director and Director of GAMCO Asset Management, Inc.	—
INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 77	Since 2008	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Director Age: 75	Since 2008	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008
Vincent D. Enright Director Age: 69	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)
Arthur V. Ferrara Director Age: 83	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—
Kuni Nakamura Director Age: 45	Since 2008	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Salvatore J. Zizza Director Age: 67	Since 2008	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President, Secretary and Acting Chief Compliance Officer Age: 61	Since 2008 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 55	Since 2008	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and,

Chief Financial Officer, KeySpan

Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and Acting

Chief Compliance Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q4213AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,696 in 2012 and $19,500 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2012 and $0 in 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 in 2012 and $3,850 in 2013. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2012 and $0 in 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/3/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	1/3/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	1/3/2014

* Print the name and title of each signing officer under his or her signature.